Mining hardware prepayments	6 Months Ended
Dec. 31, 2022
Mining hardware prepayments [Abstract]
Mining hardware prepayments
Note 8. Mining hardware prepayments

	31 Dec 2022	30 June 2022
	$'000	$'000

Non-current assets
Mining hardware prepayments	74,320	158,184
Mining hardware prepayments impairment	(15,342)	-

	58,978	158,184

Mining hardware prepayments represent payments made by the Group for the purchase of mining hardware, that is yet to be delivered. These prepayments are in accordance with payment schedules set out in relevant purchase agreements with hardware manufacturers.
As at 31 December 2022, the Group held $74,320,000 (30 June 2022: $158,184,000) in prepayments made to Bitmain for future mining hardware deliveries. $4,041,000 of this balance relates to prepayments made by one of the Non-Recourse SPVs and has been impaired by the Group. The Group does not expect to recover this asset and has therefore impaired it to a net realizable value of nil. See note 12 and note 20 for further details.

The remaining $70,279,000(1) of this balance relates to payments made by a separate unencumbered subsidiary of the Company, in relation to the Bitmain 10 EH/s hardware purchase agreement. This prepayment was impaired by $11,301,000 as at 31 December 2022 with consideration to the accounting impact of the agreement signed on 8 February 2023 whereby the Group utilized all remaining prepayments including a concurrent sale of 2.3 EH/s of the remaining 6.7 EH/s contracted miners to a third party, to acquire 4.4 EH/s with no additional cash outlay. Subsequent to 31 December 2022, the Group has utilized all of this prepayment at a value equal to the carrying amount at 31 December 2022 in connection with this agreement.

See note 20 for further information.

(1)The USD cash payment made by the Canadian subsidiary of the Group was $75,000,000. The retranslated balance of the prepayment, less accumulated impairment as at 31 December 2022 is $58,978,000.